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Deutsche Bank Global Industrial & Basic Materials Conference
June 13, 2012
Lawrence Dewey, Chairman, President & Chief Executive Officer
David Graziosi, Executive Vice President & Chief Financial Officer
Exhibit 99.1

Safe Harbor Statement

The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995).  Most forward-looking statements contain words that identify them as forward-looking, such as “may”, “plan”, “seek”, “will”,
“expect”, “intend”, “estimate”, “anticipate”, “believe”, “project”, “opportunity”, “target”, “goal”,
“growing” and “continue” or other words that relate to future events, as opposed to past or current events.  By their nature, forward-looking statements are not statements of historical facts and involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future.  These statements give Allison Transmission’s current expectation of future events or its future performance and do not relate directly to historical or current events or Allison Transmission’s historical or future performance.  As such, Allison
Transmission’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree.
Allison Transmission cannot assure you that the assumptions made in preparing any of the forward-
looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Allison
Transmission undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.  In particular, Allison
Transmission cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities, long-term financial goals or the value we currently ascribe to certain tax attributes set forth herein.  Actual results may vary significantly from these statements.
Allison Transmission’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein.

Business Overview 2

Allison Transmission at a Glance
LTM
(1)
Net Sales by End Market
(1)  LTM  3/31/2012.
LTM Net Sales: $2.2 billion
World’s largest manufacturer of fully-
automatic transmissions for medium- and
heavy-duty commercial vehicles
– 62% global market share of fully-automatic
transmissions
– Virtually no exposure to Class 8 line-haul
tractors
Allison is the premier fully-automatic
transmission brand
– Premium price component frequently
specified by end users
– Differentiated technology
Well positioned for revenue and earnings
growth
– Continued recovery in North America
– Further adoption outside North America
– Global off-highway growth opportunities
– Expanding addressable market
North
America
On-highway
35%
North
America
Off-highway
13%
Outside
North America
17%
Parts,
Support
Equipment
and Other
16%
Hybrid
Transit Bus
6%
Military
13%

Allison Is a Premier Industrial Asset
Technology Leadership - The Allison Advantage
Improved Margins and Low Capex Drive Strong Cash Flow Generation
Experienced Management Team
Premier Brand and End User Value Proposition
Multiple Organic Growth Opportunities
Global Market Leader
Diverse End Markets with Long-Standing OEM Customer Relationships

100%
58%
42%
32%
68%
46%
54%
20%
80%
96%
4%
School Bus
Motorhome
Class 6-7 Truck
Class 8 Straight Truck
Hybrid Bus
Class 8 Metro
Allison
Other Automatics
AMT, Manual

The “de facto” standard in medium- and heavy-duty applications
–
Well established as standard in North America
Increasing presence in rapidly growing emerging markets (China and India) which today are predominantly manual
Virtually no exposure to more cyclical Class 8 line-haul tractors
Global On-Highway Fully-Automatic Share (1) North American Market Share (1)
Allison
~62%
Other (2)
~38%
Global Market Leader
(1)  2011 Units. Source: Allison management estimates and ACT research.
(2)  Majority of “Other” volume is in North American Class 4-5 truck and European bus.
Substantially
All
Allison’s Core Addressable Market Expansion Market

End User Value Proposition
Productivity (acceleration)
Maintenance Savings (life cycle
costs)
Fuel Efficiency
Driver Skillset / Wages
Training (time, cost)
Shift Quality
Safety
Residual Value
Low
High
Included in Vehicle Price $3,000 - $7,000 $3,000 - $11,000
Manual
Transmission
Automated
Manual
Transmission
(AMT)
Relative
Customer
Value
Approximate Option Pricing
End Users are Willing to Pay a Premium Price for Allison
Allison Advantage
Allison
(Fully-Automatic)

Coca-Cola
PENSKE Truck Leasing
FritoLay
pepsi
ups
FedEx
Ryder

BAA

WINNEBAGO
THOR INDUSTRIES, INC.
PREVOST

WM WASTE MANAGEMENT
VEOLIA ENVIRONMENTAL SERVICES

First Student

BMCT

HALLIBURTON
JEREH
TEREX
BJ

Allison Hybrid

SEPTA
M metro
King County METRO

Allison Transmission

Distribution
Emergency
Vehicle
Motorhome
Rugged Duty
School Bus /
Shuttle Bus
Transit Bus
End Market & Vocation Overview
Global On-Highway
Military
Sample Vocations Select End Users
Select End Users
North America Hybrid Transit Bus
Select End Users
British Airport Authority
Beijing City
Transit
New Delhi
Transit
Global Off-Highway
Select End Users
Parts, Support Equipment and
Other

Multiple Organic Growth Opportunities
Benefit from Developed Markets Recovery
Increase Penetration of Fully Automatic Transmissions
Accelerate Adoption in Emerging Markets
Capitalize on Rising Demand for Energy and Commodities
Continue New Technology and Product Development
Increase Share in Underserved Markets

TRACTOR SERIES TC10

THE GAME
CHANGER

Allison
Hybrid
Sacrifice Nothing

New Product Development
Hybrid Commercial Vehicle Class 8 Metro
Developing a ten-speed fully-automatic
transmission targeted at Class 8 tractors serving
urban markets
– Large, addressable market size of ~60k units
– Historically a “manual” market under addressed
by Allison’s fully-automatic product portfolio
Currently being tested by customers
Leading development of first fully-automatic hybrid
truck transmission for the Class 6-7 market
Awarded $62.8 million U.S. Department of Energy
cost-share grant for hybrid development
– Fuel economy improvements of ~25%-35%
– Target Vocations: Refuse, Pick-Up &
Delivery/Distribution, Utility and Shuttle Bus
Average Annual Spend over $110 Million in Product-Related Research and Development Since Acquisition

Strategic Priorities
Expand global market leadership
–
Capitalize on continued market recovery
–
New vocational offerings
Emerging markets penetration
–
Vocational ladder strategy
–
Increase number of vehicle releases
Continued focus on new technologies and product development
–
Address markets adjacent to core
–
Advanced fuel efficient technologies
Deliver strong financial results
–
Earnings growth and cash flow generation
–
Focus on continued margin enhancement

Financial Overview 11

Allison Key Financial Highlights
(1)  LTM  3/31/2012.
(2)  Note: See appendix for comments regarding the presentation of non-GAAP financial information.
Strong Financial Profile
(2)
($ in millions)
Strong, sustainable operating margins
Low capital expenditure requirements
Minimal cash income taxes / valuable U.S. tax shield ($0.9-1.1bn present value)
Positioned for long-term cash earnings growth
$501
$766
$712
$544
$617
34.1%
32.9%
32.0%
28.4%
26.4%
4.5%
2.8%
17.5%
9.4%
8.0%
16.4%
17.2%
2008 2009 2010 2011
Adj. EBITDA Adj. EBITDA Margin
Adj. NI Margin Free Cash Flow (% of Net Sales)
(1)
LTM
14.2%
14.1%
15.1%

Sustainable Margins with Further Enhancement Opportunities

International Manufacturing
India (~$107mm total investment; ~$7mm remaining
(1)
)
–
New facility constructed to better serve Asia-Pacific
–
Phase I: In-source component manufacturing (Q3 2010)
–
Phase II: Assembly of 1000/2000 Series (Q3 2012)
Hungary (~$17mm total investment
(1)
)
–
Relocate assembly of 3000/4000 Series (Q2 2011)
~90% of 2011 N.A. On-Highway Unit Volume was covered by long-
term customer supply agreements
Workforce Optimization (cost/employee)
Hours Per Unit continue to decline
Source: Allison.
(1)  As of 3/31/2012.
~30% of total
UAW workforce
Manufacturing Efficiencies (hours/unit) Long-Term Customer Supply Agreements
~90%
Significant savings driven by retirement of Tier I workers; 800 hourly employees are retirement eligible (~53% of workforce)
Tier I Tier II
1000/2000 Series 3000 Series 4000 Series
2005 2011

Significant Cash Flow Generation
$4,204
$3,753
$3,721
$3,419
$3,065
$2,981
6.9x
7.4x
5.5x
4.3x
3.9x
At
Acquisition
2008 2009 2010 2011 LTM
Free Cash Flow Generation
(1)
Net Debt
(2)
$378
$81
$61
$16
$315
$142
$193
$372
$394
9.4%
17.2%
17.5%
16.4%
8.0%
2008 2009 2010 2011 LTM
Free Cash Flow Certain Non-Recurring Activity
% of Sales
($ in millions) ($ in millions)
(3,4)
Net debt reduction of more than $1.2 bn since acquisition
(6)
(5)
(5)
Note:  See appendix for comments regarding the presentation of non-GAAP measures.
(1)
Free cash flow defined as cash flow from operations less capex.
(2)
Net debt defined as total debt minus cash and cash equivalents.
(3) 2009 free cash flow adjusted for certain non-recurring activity of (a) capitalized accrued interest on Senior Toggle Notes ($29) million, (b) cash restructuring  charge
$51 million, (c) accounts payable early payments $3 million, (d) delayed accounts receivable receipts $19 million  and (e) Lehman  LIBOR swap settlement $17 million.
(4)
LTM free cash flow adjusted for certain non-recurring activity:  1Q 2012 Fee to terminate  services agreement  with sponsors $16
(5)
LTM 3/31/2012
(6)
Represents debt reduction through 3/31/2012.

Q&A 15

Appendix: Non-GAAP Financial Information 16

Non-GAAP Financial Information

We use Adjusted net income, Adjusted EBITDA, Adjusted EBITDA margin, adjusted free cash flow and free cash flow to evaluate our performance relative to that of our peers. In addition, the Senior Secured Credit Facility has certain covenants that incorporate Adjusted EBITDA. However, Adjusted net income, Adjusted EBITDA, Adjusted EBITDA margin, adjusted free cash flow and free cash flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. Adjusted net income is calculated as the sum of net income (loss), interest expense, net, income tax expense, trade name impairment and amortization of intangible assets, less cash interest expense, net and cash income taxes. Adjusted EBITDA is calculated as the sum of
Adjusted net income, cash interest expense, net, cash income taxes, depreciation of property, plant and equipment and other adjustments as defined by the Senior Secured Credit Facility and as further described below. Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by net sales. Free cash flow is calculated as net cash provided by operating activities less capital expenditures. Adjusted free cash flow is free cash flow adjusted for non-recurring items.
We use Adjusted net income to measure our overall profitability because it better reflects our cash flow generation by capturing the actual cash taxes paid rather than our tax expense as calculated under GAAP and excludes the impact of the non-cash annual amortization of certain intangible assets that were created at the time of the Acquisition Transaction.
We use Adjusted EBITDA and Adjusted EBITDA margin to evaluate and control our cash operating costs and to measure our operating profitability. We use adjusted free cash flow and free cash flow to evaluate the amount of cash generated by the business that, after the capital investment needed to maintain and grow our business, can be used for strategic opportunities, including investing in our business and strengthening our balance sheet. We believe the presentation of
Adjusted net income, Adjusted EBITDA, Adjusted EBITDA margin, adjusted free cash and free cash flow enhances our investors' overall understanding of the financial performance and cash flow of our business.
You should not consider Adjusted net income, Adjusted EBITDA, Adjusted EBITDA margin, adjusted free cash flow and free cash flow as an alternative to net income (loss), determined in accordance with GAAP, as an indicator of operating performance, or as an alternative to net cash provided by operating activities, determined in accordance with GAAP, as an indicator of Allison’s cash flow.

Non-GAAP Reconciliations
(1 of 2)

Adjusted Net Income and Adjusted EBITDA Reconciliation
(1) Includes charges or income related to legacy employee benefits, shared income with General Motors, benefit plan adjustments, transitional costs to establish
Allison as a stand-alone entity, pension curtailment adjustments, employee stock compensation expense, service fees paid to Allison’s Sponsors and an adjustment for the settlement of litigation which originated with the Predecessor but was assumed by the Company as part of the Acquisition Transaction.
$ in millions
Last twelve
months ended
March 31,
2008 2009 2010 2011 2011 2012 2012
Net (Loss) Income ($328.1) ($323.9) $29.6 $103.0 $36.9 $58.0 $124.1
plus:
Interest expense, net                          385.9 234.2 277.5 217.3 49.6 40.7 208.4
Cash interest expense, net                     (334.2) (242.5) (239.1) (208.6) (29.9) (36.1) (214.8)
Income tax expense                          37.1 41.4 53.7 47.6 18.0 25.2 54.8
Cash income taxes                           (4.3) (5.5) (2.2) (5.8) (1.6) (2.9) (7.1)
Fee to terminate services agreement with Sponsors — — — — — 16.0 16.0
Initial public offering expenses — — — — — 5.7 5.7
Trade name impairment                       179.8 190.0 — — — — —
Amortization of intangible assets                156.5 155.9 154.2 151.9 38.0 37.5 151.4
Adjusted Net Income                           $92.7 $49.6 $273.7 $305.4 $111.0 $144.1 $338.5
Cash interest expense, net                     334.2 242.5 239.1 208.6 29.9 36.1 214.8
Cash income taxes                           4.3 5.5 2.2 5.8 1.6 2.9 7.1
Depreciation of property, plant and equipment     106.6 105.9 99.6 103.8 25.7 24.6 102.7
Loss on repurchases of long-term debt — — — — — 13.5 13.5
Premiums and expenses on tender offer of long-term debt — — — 56.9 — — 56.9
Dual power inverter module extended coverage 2.2 11.4 (1.9) — — — —
(Gain) / loss on repurchases of long-term debt (21.0) (8.9) (3.3) 16.0 — — 16.0
Unrealized (gain) loss on hedge contracts — (5.8) 0.1 6.8 (1.6) (0.7) 7.7
Reduction of supply contract liability — — (3.4) — — — —
Restructuring charges 15.7 47.9 — — — — —
Other, net
(1)
9.3 53.2 10.9 8.6 2.7 2.5 8.4
Adjusted EBITDA                            $544.0 $501.3 $617.0 $711.9 $169.3 $223.0 $765.6
Net Sales                                     $2,061.4 $1,766.7 $1,926.3 $2,162.8 $517.0 $601.9 $2,247.7
Adjusted EBITDA Margin                26.4% 28.4% 32.0% 32.9% 32.7% 37.0% 34.1%
For the year ended December 31,
Three months ended
March 31,

Non-GAAP Reconciliations
(2 of 2)

Adjusted Free Cash Flow
$ in millions
Last twelve
months ended
March 31,
2008 2009 2010 2011 2011 2012 2012
Net Cash Provided by Operating Activities $268.1 $168.7 $388.9 $469.2 $109.9 $139.6 $498.9
(Deductions) or Additions:
Long-lived assets (75.3) (88.2) (73.8) (96.9) (11.6) (35.7) (121.0)
Fee to terminate services agreement with Sponsors — — — — — 16.0 16.0
Non-Recurring Activity
(1)
— 61.0 — — — — —
Adjusted Free Cash Flow $192.8 $141.5 $315.1 $372.3 $98.3 $119.9 $393.9
Net Sales                                     $2,061.4 $1,766.7 $1,926.3 $2,162.8 $517.0 $601.9 $2,247.7
Adjusted Free Cash Flow (% to Net Sales) 9.4% 8.0% 16.4% 17.2% 19.0% 19.9% 17.5%
For the year ended December 31,
Three months
ended
March 31,
(1) 2009 adjusted for certain non-recurring activity: (a) capitalized accrued interest on Senior Toggle Notes ($29) million, (b) cash restructuring charge
$51 million, (c) accounts payable early payments $3 million, (d) delayed accounts receivable receipts $19 million and (e) Lehman LIBOR swap settlement $17 million.